UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 11, 2015

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 11, 2015, we issued a press release titled ‘Ironclad Selected as a Primary Strategic Partner by Leading North American Distributor’ announcing our selection by W.W. Grainger, Inc. (“Grainger”) as their primary North American strategic partner for the mechanic/performance glove category, and our selection by Grainger as a strategic partner for their impact resistant glove category across North America. Under this multi-year program, we will supply products for Grainger’s Canada, USA, and Mexico operations marketed under both its exclusive private label brand and through its national brands program, under the Ironclad and Ironclad EXO brands. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release entitled “Ironclad Selected as a Primary Strategic Partner by Leading North American Distributor” dated November 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 12, 2015	By:	/s/ William Aisenberg
William Aisenberg
Executive Vice President & Chief Financial Officer